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                                                                    EXHIBIT 10.2

                              EXECUTIVE AWARD PLAN
                                       OF
                                   SONAT INC.
                (AS AMENDED AND RESTATED AS OF DECEMBER 1, 1995)
                         (CORRECTED ON DECEMBER 4, 1996)

                                   I. GENERAL

1.1      PURPOSE OF THE PLAN

         The Executive Award Plan (the "Plan") of Sonat Inc. (the "Company") is intended to advance the best interests of the Company and its subsidiaries by providing key employees with additional incentives through the grant of options ("Options") to purchase shares of Common Stock of the Company ("Common Stock") and through the award of shares of restricted Common Stock ("Restricted Stock"), thereby increasing the personal stake of such employees in the continued success and growth of the Company and encouraging them to remain in the employ of the Company.

         The Plan was adopted effective May 1, 1981, and has been amended at various times. The provisions of the Plan as hereby amended and restated may, at the discretion of the Committee referred to below, be made available to all grants outstanding on the effective date of this Amendment and Restatement, and all awards granted after such date, except that no such provision shall alter any outstanding grant in a manner unfavorable to the holder thereof without the written consent of the holder.

1.2      ADMINISTRATION OF THE PLAN

         (a) The Plan shall be administered by the Executive Compensation Committee or other designated committee (the "Committee") of the Board of Directors of the Company (the "Board of Directors") which shall consist of at least three Directors all of whom are not eligible to participate in the Plan and are "disinterested" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Committee shall have authority to interpret conclusively the provisions of the Plan, to adopt such rules and regulations for carrying out the Plan as it may deem advisable, to decide conclusively all questions of fact arising in the application of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. All decisions and acts of the Committee shall be final and binding upon all affected Plan participants.

         (b) The Committee shall meet once each fiscal year, and at such additional times as it may determine or at the request of the chief executive officer of the Company, to designate the eligible employees, if any, to be granted awards under the Plan and the type and amount of such awards and the time when awards will be granted. All awards granted under the Plan shall be on the terms and subject to the conditions hereinafter provided.
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1.3      ELIGIBLE PARTICIPANTS

         Key employees, including officers, of the Company and its subsidiaries, and of partnerships or joint ventures in which the Company and its subsidiaries have a significant ownership interest as determined by the Committee (all of such subsidiaries, partnerships and joint ventures being referred to as "Subsidiaries") shall be eligible to participate in the Plan. Directors who are not employees of the Company or its Subsidiaries shall not be eligible to participate in the Plan.

1.4      AWARDS UNDER THE PLAN

         Awards under the Plan may be in the form of (i) Options to purchase shares of Common Stock, (ii) Stock Appreciation Rights and Limited Stock Appreciation Rights which may be issued in tandem with such Options, (iii) shares of Restricted Stock, and (iv) Supplemental Payments which may be awarded with respect to Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, and Restricted Stock, or (v) any combination of the foregoing.

1.5      SHARES SUBJECT TO THE PLAN

         The aggregate number of shares of Common Stock which may be issued with respect to Options or Restricted Stock granted after April 27, 1995 (including Stock Appreciation Rights, Limited Stock Appreciation Rights and Supplemental Payments related thereto) shall not exceed (i) 4,000,000 shares plus (ii) the number of shares previously authorized for use in the Plan which have not been issued or have again become available for grants pursuant to the following paragraph. At no time shall the number of shares issued plus the number of shares subject to outstanding awards under the Plan exceed the number of shares that may be issued under the Plan. Options with respect to more than 250,000 shares of Common Stock shall not be granted to any optionee in any 12-month period. Shares distributed pursuant to the Plan may consist of authorized but unissued shares or treasury shares of the Company, as shall be determined from time to time by the Board of Directors.

         If any Option under the Plan shall expire, terminate or be cancelled (except upon the holder's exercise of a related Stock Appreciation Right or Limited Stock Appreciation Right) for any reason without having been exercised in full, or if any shares of Restricted Stock shall be forfeited to the Company, the unexercised Options and forfeited shares of Restricted Stock shall not count against the above limit and shall again become available for grants under the Plan (regardless of whether the holder of such Options or shares received dividends or other economic benefits with respect to such Options or shares). Shares of Common Stock equal in number to the shares surrendered in payment of the option price, and shares of Common Stock which are withheld in order to satisfy federal, state or local tax liability, shall not count against the above limit and shall again become available for grants under the Plan. Notwithstanding the foregoing, any shares which were authorized for issuance under the Plan as in effect on April 25, 1985 shall not be available for issuance with respect to awards granted after April 24, 1995.
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         1.6      OTHER COMPENSATION PROGRAMS

         The existence and terms of the Plan shall not limit the authority of the Board of Directors in compensating employees of the Company and its subsidiaries in such other forms and amounts, including compensation pursuant to any other plans as may be currently in effect or adopted in the future, as it may determine from time to time.

                                II. STOCK OPTIONS

2.1      TERMS AND CONDITIONS OF OPTIONS

         Subject to the following provisions, all Options granted under the Plan shall be in such form and shall have such terms and conditions as the Committee, in its discretion, may from time to time determine.

                  (a) Option Price. The option price per share shall not be less than the fair market value of the Common Stock (as determined by the Committee) on the date the Option is granted.

                  (b) Term of Option. The term of an Option shall not exceed ten years from the date of grant, and, notwithstanding any other provision of this Plan, no Option shall be exercised after the expiration of its term.

                  (c) Exercise of Options. Options shall be exercisable at such time or times and subject to such terms and conditions as the Committee shall specify in the Option grant. The Committee shall have discretion to at any time declare all or any portion of the Options held by any optionee to be immediately exercisable. An Option may be exercised in accordance with its terms as to any or all shares purchasable thereunder.

                  (d) Payment for Shares. Payment for shares as to which an Option is exercised shall be made in such manner and at such time or times as shall be provided by the Committee in the Option grant. Payment may be made in cash or in such other manner as the Committee in its discretion may authorize.

                  (e) Nontransferability of Options. No Option or any interest therein shall be transferable by the optionee other than by will or by the laws of descent and distribution. During an optionee's lifetime, all Options shall be exercisable only by such optionee or by the guardian or legal representative of the optionee.

                  (f) Shareholder Rights. The holder of an Option shall, as such, have none of the rights of a shareholder.

                  (g) Termination of Employment. The Committee shall have discretion to specify in the Option grant or an amendment thereof, provisions with respect to the period, not extending beyond the term of the Option, during which the Option may be exercised following the optionee's termination of employment.
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             (h) Change of Control. Notwithstanding the exercisability
         schedule governing any Option, upon the occurrence of a Change of Control (as defined in Section 4.9(a)) all Options outstanding at the time of such Change of Control and held by optionees who are employees of the Company or its Subsidiaries at the time of the Change of Control shall become immediately exercisable and, unless the optionee agrees otherwise in writing, shall remain exercisable for a period of three years following the optionee's termination of employment or such longer period as may be provided in the Option, but in no event beyond the term of the Option established pursuant to Section 2.1(b).

2.2      STOCK APPRECIATION RIGHTS IN TANDEM WITH OPTIONS

         (a) The Committee may, either at the time of grant of an Option or at any time during the term of the Option, grant Stock Appreciation Rights or Limited Stock Appreciation Rights with respect to all or any portion of the shares of Common Stock covered by such Option. A Stock Appreciation Right may be exercised at any time the Option to which it relates is then exercisable. A Limited Stock Appreciation Right may be exercised only within 60 days after the occurrence of an SAR Change of Control (as defined in Section 4.9(b)). A Stock Appreciation Right or a Limited Stock Appreciation Right may only be exercised to the extent the Option to which it relates is exercisable, and shall be subject to the conditions applicable to such Option. When a Stock Appreciation Right or Limited Stock Appreciation Right is exercised, the Option to which it relates shall cease to be exercisable to the extent of the number of shares with respect to which the Stock Appreciation Right or Limited Stock Appreciation Right is exercised. Similarly, when an Option is exercised, the Stock Appreciation Rights or Limited Stock Appreciation Rights relating to the shares covered by such Option exercise shall terminate. Any Stock Appreciation Right which is outstanding on the last day of the term of the related Option (as determined pursuant to Section 2.1(b)) shall be automatically exercised on such date for cash without any action by the optionee.

         (b) Upon exercise of a Stock Appreciation Right, the holder shall receive, for each share with respect to which the Stock Appreciation Right is exercised, an amount (the "Appreciation") equal to the difference between the option price per share of the Option to which the Stock Appreciation Right relates and the fair market value (as determined by the Committee) of a share of Common Stock on the date of exercise of the Stock Appreciation Right. The Appreciation shall be payable in cash, Common Stock, or a combination of both, at the option of the Committee, and shall be paid within 30 days of the exercise of the Stock Appreciation Right.

         (c) Notwithstanding the foregoing, if a Stock Appreciation Right is exercised within 60 days after the occurrence of an SAR Change of Control, (i) the Appreciation and any Supplemental Payment (as defined in Section 2.3) to which the holder is entitled shall be payable solely in cash if the Stock Appreciation Right has been outstanding at least six months and solely in Common Stock in all other cases, and (ii) in addition to the Appreciation and the Supplemental Payment (if any), the holder shall receive (in cash, if the Stock Appreciation Right has been outstanding for at least six months, and in Common Stock in all other cases) (1) the amount by which the greater of (a) the highest market price per share of Common Stock during the 60-day period preceding exercise of the Stock Appreciation Right or (b) the highest price per share of Common Stock (or the cash-equivalent thereof as
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determined by the Board of Directors) paid by an acquiring person during the
60-day period preceding an SAR Change of Control, exceeds the fair market value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, plus (2) if the holder is entitled to a Supplemental Payment, an additional payment, calculated under the same formula as used for calculating such holder's Supplemental Payment, with respect to the amount referred to in clause (1) of this sentence.

         (d) Upon exercise of a Limited Stock Appreciation Right, the holder shall receive, for each share with respect to which the Limited Stock Appreciation Right is exercised, the sum of (i) the Appreciation, as defined in
Section 2.2(b); (ii) any Supplemental Payment (as defined in Section 2.3) to which the holder is entitled with respect to the Appreciation; (iii) the amount by which the greater of (a) the highest market price per share of Common Stock during the 60-day period preceding exercise of the Limited Stock Appreciation Right or (b) the highest price per share of Common Stock (or the cash-equivalent thereof as determined by the Board of Directors) paid by an acquiring person during the 60-day period preceding an SAR Change of Control, exceeds the fair market value of a share of Common Stock on the date of exercise of the Limited Stock Appreciation Right; and (iv) if the holder is entitled to a Supplemental Payment, an additional payment, calculated under the same formula as used for calculating such holder's Supplemental Payment, with respect to the amount referred to in clause (iii) of this sentence. All of such amounts shall be paid within 30 days of the exercise of the Limited Stock Appreciation Right, and shall be paid solely in cash if the Limited Stock Appreciation Right has been outstanding at least six months, and solely in Common Stock in all other cases.

2.3      SUPPLEMENTAL PAYMENT ON EXERCISE OF OPTIONS OR STOCK APPRECIATION
         RIGHTS

         The Committee, either at the time of grant or at the time of exercise of any Option or related Stock Appreciation Right or Limited Stock Appreciation Right, may provide for a supplemental payment (the "Supplemental Payment") by the Company to the optionee with respect to the exercise of any Option or related Stock Appreciation Right or Limited Stock Appreciation Right. The Supplemental Payment shall be in the amount specified by the Committee, which shall not exceed, but may be equal to, the amount necessary to pay the federal income tax payable with respect to both exercise of the Option or related Stock Appreciation Right or Limited Stock Appreciation Right and receipt of the Supplemental Payment, assuming the optionee is taxed at the maximum effective federal income tax rate applicable thereto. The Supplemental Payment shall be paid in cash, Common Stock, or a combination of both, at the option of the Committee. The Supplemental Payment shall be paid within 30 days of the date of exercise of an Option or Stock Appreciation Right or Limited Stock Appreciation Right (or, if later, within 30 days of the date on which income is recognized for federal income tax purposes with respect to such exercise).
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2.4      STATUTORY OPTIONS

         Subject to the limitations on Option terms set forth in Section 2.1, the Committee shall have the authority to grant (i) incentive stock options within the meaning of Section 422 of the Code and (ii) Options containing such terms and conditions as shall be required to qualify such Options for preferential tax treatment under the Code as in effect at the time of such grant. Options granted pursuant to this Section 2.4 may contain such other terms and conditions permitted by Article II of this Plan as the Committee, in its discretion, may from time to time determine (including, without limitation, provision for Stock Appreciation Rights, Limited Stock Appreciation Rights and Supplemental Payments), to the extent that such terms and conditions do not cause the Options to lose their preferential tax treatment. To the extent the Code and Regulations promulgated thereunder require a plan to contain specified provisions in order to qualify options for preferential tax treatment, such provisions shall be deemed to be stated in this Plan.

                              III. RESTRICTED STOCK

3.1      TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS

         Subject to the following provisions, all awards of Restricted Stock shall be in such form and shall have such terms and conditions as the Committee, in its discretion, may from time to time determine:

                  (a) The Restricted Stock award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock, and the date or dates on which the Restricted Stock will vest. The vesting of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company or its Subsidiaries, upon the attainment of specified performance goals, or upon such other criteria as the Committee may determine in its sole discretion.

                  (b) Stock certificates representing the Restricted Stock granted to an employee shall be registered in the employee's name. Such certificates shall either be held by the Company on behalf of the employee, or delivered to the employee bearing a legend to restrict transfer of the certificate until the Restricted Stock has vested, as determined by the Committee. The Committee shall determine whether the employee shall have the right to vote and/or receive dividends on the Restricted Stock before it has vested. No share of Restricted Stock may be sold, transferred, assigned, or pledged by the employee until such share has vested in accordance with the terms of the Restricted Stock award. In the event of an employee's termination of employment before all of his Restricted Stock has vested, or in the event other conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited and any purchase price paid by the employee shall be returned to the employee. At the time Restricted Stock vests (and, if the employee has been issued legended certificates of Restricted Stock, upon the return of such certificates to the Company), a certificate for such vested shares shall be delivered to the employee (or the beneficiary designated by the employee in the event of

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         death), free of all restrictions.

                  (c) Notwithstanding the vesting conditions set forth in the Restricted Stock award, (i) the Committee may in its discretion accelerate the vesting of Restricted Stock at any time, and (ii) all shares of Restricted Stock shall vest upon a Change of Control of the Company.

3.2      SUPPLEMENTAL PAYMENT ON VESTING OF RESTRICTED STOCK

         The Committee, either at the time of grant or at the time of vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the employee in an amount specified by the Committee which shall not exceed, but may be equal to, the amount necessary to pay the federal income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the employee is taxed at the maximum effective federal income tax rate applicable thereto and has not elected to recognize income with respect to the Restricted Stock before the date such Restricted Stock vests. The Supplemental Payment shall be paid within 30 days of each date that Restricted Stock vests. The Supplemental Payment shall be paid in cash or Common Stock, in the discretion of the Committee, except that in the event of a Change of Control the Supplemental Payment shall be paid in cash.

                            IV. ADDITIONAL PROVISIONS

4.1      GENERAL RESTRICTIONS

         Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an award with respect to the disposition of shares of Common Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such award or the issuance, purchase or delivery of shares of Common Stock thereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

4.2      ADJUSTMENTS FOR CHANGES IN CAPITALIZATION

         In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, rights offer, liquidation, dissolution, merger, consolidation, spin-off, sale of assets, payment of an extraordinary cash dividend, or any other change in or affecting the corporate structure or capitalization of the Company, the Committee shall make appropriate adjustment in the number and kind of shares authorized by the Plan (including any limitations on individual awards), in the number, price or kind of shares covered by the awards and in any outstanding awards under the Plan.
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4.3      AMENDMENTS

         (a) The Board of Directors may amend the Plan from time to time. No such amendment shall require approval by the stockholders unless stockholder approval is required by applicable law or stock exchange requirements.

         (b) The Committee shall have the authority to amend any grant to include any provision which, at the time of such amendment, is authorized under the terms of the Plan; provided, however, that (1) no outstanding award may be revoked or altered in a manner unfavorable to the holder without the written consent of the holder, and (2) no outstanding Option may be altered in a manner that reduces the option price (except as provided in Section 4.2).

4.4      CANCELLATION OF AWARDS

         Any award granted under the Plan may be cancelled at any time with the consent of the holder and a new award may be granted to such holder in lieu thereof, which award may, in the discretion of the Committee, be on more favorable terms and conditions than the cancelled award; provided, however, that any Option that is granted in lieu of a cancelled Option shall have an option price at least equal to the option price of the cancelled Option.

4.5      WITHHOLDING

         (a) Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the holder to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability prior to the delivery of any certificate for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state or local withholding tax liability.

         (b) An employee entitled to receive Common Stock under the Plan who has not received a cash Supplemental Payment may elect to have the federal, state and local tax liability (or a specified portion thereof) with respect to such Common Stock satisfied by having the Company withhold from the shares otherwise deliverable to the employee shares of Common Stock having a value equal to the amount of the tax liability to be satisfied with respect to the Common Stock. An election to have all or a portion of the tax liability satisfied using Common Stock shall comply with such requirements as may be imposed by the Committee and shall be subject to the disapproval of the Committee (expressed either prior to or within two days after the making of such election).

4.6      NON-ASSIGNABILITY

         Except as expressly provided in the Plan, no award under the Plan shall be assignable or transferable by the holder thereof except by will or by the laws of descent and distribution. During the life of the holder, awards under the Plan shall be exercisable only by such holder or by the guardian or legal representative of such holder.
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4.7      NON-UNIFORM DETERMINATIONS

         Determinations by the Committee under the Plan (including, without limitation, determinations of the persons to receive awards; the form, amount and timing of such awards; the terms and provisions of such awards and the agreements evidencing same; and provisions with respect to termination of employment) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

4.8      NO GUARANTEE OF EMPLOYMENT

         The grant of an award under the Plan shall not constitute an assurance of continued employment for any period.

4.9      CHANGE OF CONTROL

         (a)      A "Change of Control" shall mean:

                  (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this subsection
         (i), the following acquisitions shall not constitute a Change of
         Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A),
         (B) and (C) of subsection (iii); or

                  (ii) Individuals who, as of December 1, 1995, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; or

                  (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and

         Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination.

         (b) An "SAR Change of Control" shall be deemed to have occurred if:

                  (i) any "person" (as defined in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, as in effect on March 1, 1985) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 as in effect on March 1, 1985) of securities of the Company representing 35% or more of the voting power of the outstanding securities of the Company having the right under ordinary circumstances to vote at an election of the Board of Directors,

                  (ii) there shall occur a change in the composition of a majority of the Board of Directors within any period of three consecutive years which change shall not have been approved by a majority of the Board of Directors as constituted immediately prior to the commencement of such period, or

                  (iii) at any meeting of the stockholders of the Company called for the purpose of electing directors, all persons nominated by the Board of Directors for election as directors shall fail to be elected.

4.10     DURATION AND TERMINATION

         (a) The Plan shall be of unlimited duration. Notwithstanding the foregoing, no incentive stock option (within the meaning of Section 422 of the Code) shall be granted under the Plan after April 26, 2005, but awards granted prior to such date may extend beyond such date, and the terms of this Plan shall continue to apply to all awards granted hereunder.

         (b) The Board of Directors may discontinue or terminate the Plan at any time. Such action shall not impair any of the rights of any holder of any award outstanding on the date of the Plan's discontinuance or termination without the holder's written consent.

         This document incorporates into a single document the provisions of the Plan as amended and restated as of December 1, 1995, and corrects certain errors made in the earlier restatement of the Plan.

         IN WITNESS WHEREOF, this document has been executed as of December 4, 1996.


                                        SONAT INC.

                                   by:  /s/  Ronald L. Kuehn, Jr.
                                        ----------------------------------------
                                        Ronald L. Kuehn, Jr.
                                        Chairman of the Board,
                                        President and Chief Executive Officer

                                AMENDMENT TO THE

                        SONAT INC. EXECUTIVE AWARD PLAN

                  Sonat Inc. hereby amends the Executive Award Plan (the "Plan") as follows:

                  1. Sections 2.2(c) and 2.2(d) of the Plan are amended to read as follows:

                  (c) Notwithstanding the foregoing, if a Stock Appreciation Right is exercised within 60 days after the occurrence of an SAR Change of Control, (i) the Appreciation and any Supplemental Payment (as defined in Section 2.3) to which the holder is entitled shall be payable solely in cash, and (ii) in addition to the Appreciation and the Supplemental Payment (if any), the holder shall receive in cash (1) the amount by which the greater of (a) the highest market price per share of Common Stock during the 60-day period preceding exercise of the Stock Appreciation Right or (b) the highest price per share of Common Stock (or the cash-equivalent thereof as determined by the Board of Directors) paid by an acquiring person during the 60-day period preceding an SAR Change of Control, exceeds the fair market value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, plus (2) if the holder is entitled to a Supplemental Payment, an additional payment, calculated under the same formula as used for calculating such holder's Supplemental Payment, with respect to the amount referred to in clause (1) of this sentence.

                  (d) Upon exercise of a Limited Stock Appreciation Right, the holder shall receive, for each share with respect to which the Limited Stock Appreciation Right is exercised, the sum of (i) the Appreciation, as defined in Section 2.2(b); (ii) any Supplemental Payment (as defined in Section 2.3) to which the holder is entitled with respect to the Appreciation; (iii) the amount by which the greater of (a) the highest market price per share of Common Stock during the 60-day period preceding exercise of the Limited Stock Appreciation Right or (b) the highest price per share of Common Stock (or the cash-equivalent thereof as determined by the Board of Directors) paid by an acquiring person during the 60-day period preceding an SAR Change of Control, exceeds the fair market value of a share of Common Stock on the date of exercise of the Limited Stock Appreciation Right; and (iv) if the holder is entitled to a Supplemental Payment, an additional payment, calculated under the same formula as used for calculating such holder's Supplemental Payment, with respect to the amount referred to in clause (iii) of this sentence. All of such amounts shall be paid in cash within 30 days of the exercise of the Limited Stock Appreciation Right.

         2. This amendment to the Plan shall be effective as of December 6, 1996.

         IN WITNESS WHEREOF, this document has been executed as of December 6, 1996.

                                        SONAT INC.

                                   by:  /s/  Ronald L. Kuehn, Jr.
                                        ----------------------------------------
                                        Ronald L. Kuehn, Jr.
                                        Chairman of the Board, President
                                        and Chief Executive Officer






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